EXHIBIT 32.1


                  CERTIFICATION PURSUANT TO RULE 13a-14(b) and
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  Section 906 of the Sarbanes-Oxley Act of 2002


         In connection with the filing by Rush Financial Technologies, Inc. (the "Company") of the Quarterly Report on Form 10-QSB/A for the period ending March 31, 2004 (the "Report"), I, Dewey M. Moore, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and
               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.







                                                /s/ Dewey M. Moore, Jr.
                                                --------------------------------
                                                Dewey M. Moore, Jr.
                                                Chief Executive Officer


Dated:  November 23, 2004






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